UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                December 21, 2007


                        TRUMP ENTERTAINMENT RESORTS, INC.
                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
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           (Exact Name of Registrants as Specified in Their Charters)


                                    Delaware
                                    Delaware
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           1-13794                                        13-3818402
          33-90786                                        13-3818407
         33-90786-01                                      13-3818405
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  (Commission File Number)                     (IRS Employer Identification No.)


        15 South Pennsylvania Avenue
          Atlantic City, New Jersey                               08401
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  (Address of Principal Executive Offices)                      (Zip Code)


                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On December 21, 2007, Trump Entertainment Resorts Holdings, L.P. ("Holdings"), as borrower, and Trump Entertainment Resorts, Inc. (the "Company") and certain of its direct and indirect subsidiaries, as guarantors, entered into a Credit Agreement (the "New Credit Agreement") with Beal Bank and Beal Bank Nevada, as initial lenders, and Beal Bank, as collateral agent and administrative agent. The following description of the New Credit Agreement is qualified in its entirety by reference to the agreement itself, a copy of which is an exhibit hereto.

        Under the New Credit Agreement, Holdings borrowed $393,250,000 on December 21, 2007. Prior to December 21, 2008 and subject to the satisfaction of standard conditions, Holdings may also borrow under the New Credit Agreement up to an additional $100,000,000 (the "Delayed Draw Term Loan"). To the extent amounts available for the Delayed Draw Term Loan have not been drawn by Holdings by December 21, 2008, the lenders will have the option to direct that such amounts be funded to Holdings.

        The borrowings under the New Credit Agreement are to be used to (i) refinance all amounts outstanding under the Credit Agreement, dated as of May 20, 2005, by and among Holdings, the Company, the lenders party thereto, the agents party thereto, and Morgan Stanley Senior Funding, Inc., as administrative agent (the "Prior Credit Agreement"), (ii) pay fees and expenses incurred in connection with the New Credit Agreement and the refinancing of the Prior Credit Agreement, (iii) fund the construction of the new tower at the Trump Taj Mahal Casino Resort in Atlantic City, New Jersey, and (iv) provide financing for working capital, capital expenditures and other general corporate purposes.

        The New Credit Agreement matures on December 21, 2012. Until such maturity date, Holdings is required to pay quarterly principal amortization installments of 0.25% of the aggregate principal amount of loans outstanding under the New Credit Agreement, with the balance of the principal amount due on the maturity date.

        Holdings may be required to apply the net proceeds of equity or debt financings or asset sales toward repayment of the loans. Holdings may elect, at its option, to prepay loans outstanding under the New Credit Agreement, provided that, in connection with certain prepayments, Holdings may be required to also pay the lenders a yield maintenance payment or prepayment fee as provided in the New Credit Agreement.

        Borrowings under the New Credit Agreement are secured by a security interest in substantially all of the assets of Holdings and its subsidiaries, and guaranteed by the Company and certain of its direct and indirect subsidiaries.

        Under the New Credit Agreement, the Company is subject to certain affirmative and negative covenants. The negative covenants impose restrictions with respect to, among other things, (i) incurring debt, (ii) incurring liens,
(iii) engaging in new lines of business, (iv) mergers or consolidations, (v) sales or other dispositions of assets, (vi) investments, (vii) dividends or distributions on, or repurchases of, equity interests, (viii) prepaying or repurchasing debt, and (ix) certain capital expenditures.

        In connection with the closing under the New Credit Agreement, Holdings paid the lenders a closing fee equal to 1% of the $493,250,000 total credit facility. In addition, Holdings agreed to pay the lenders a commitment fee, quarterly in arrears, at the rate of 0.5% per annum on the un-drawn portion of the Delayed Draw Term Loan availability.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         See Item 1.01 above.


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
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

        See Item 1.01 above.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

         10.1 Credit Agreement, dated as of December 21, 2007, among Trump Entertainment Resorts Holdings, L.P., as borrower, Trump Entertainment Resorts, Inc. and the other guarantors party thereto, as guarantors, the initial lenders party thereto, and Beal Bank, as administrative agent and collateral agent.

         99.1 Press Release issued by Trump Entertainment Resorts, Inc. on December 27, 2007. The information set forth in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of
                  Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.












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
        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 27, 2007


                       TRUMP ENTERTAINMENT RESORTS, INC.

                       By:  /s/ Robert M. Pickus
                            ----------------------------------------------------
                       Name: Robert M. Pickus
                       Title: Chief Administrative Officer and General Counsel



                       TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

                       By:  /s/ Robert M. Pickus
                            ----------------------------------------------------
                       Name: Robert M. Pickus
                       Title: Chief Administrative Officer and General Counsel



                       TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

                       By:  /s/ Robert M. Pickus
                            ----------------------------------------------------
                       Name: Robert M. Pickus
                       Title: Chief Administrative Officer and General Counsel









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